UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 10, 2006
                                 Date of Report
                        (Date of Earliest Event Reported)

                       CRYSTAL FINANCE HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)

                         20801 Biscayne Blvd, Suite 403
                             Aventura, Florida 33180
                    (Address of principal executive offices)

                                  305/728-6293
                           (Issuer's telephone number)

                                  305/728-6482
                       (Issuer's former telephone number)

         Delaware                    0-31405                52-2257556
      (State or other             (Commission             (IRS Employer
      jurisdiction of             File Number)          Identification No.)
       incorporation)

ITEM 8.01   Other Events

                  The Company has changed its headquarters to:

                         20801 Biscayne Blvd, Suite 403
                             Aventura, Florida 33180

ITEM 9.01   Financial Statements and Exhibits

     99.1   Press release of October 10, 2006


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                        CRYSTAL FINANCE HOLDING CORPORATION


Date: October 10, 2006                  /s/ Michel Poignant
                                            President